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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 20, 2007


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON      98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Effective August 20, 2007, Nordstrom, Inc. (the "Company") appointed James A. Howell, age 41, as the Company's Vice President of Finance. Mr. Howell will serve as the Company's principal accounting officer. He is a certified public accountant and graduated magna cum laude from Union University with a bachelor of science in business administration. Since 2004, Mr. Howell previously served as Senior Vice President and Corporate Controller for Blockbuster Inc., a provider of in-home movie and game entertainment, and as Vice President of Finance and Accounting since 2003. From 2002 to 2003, Mr. Howell worked for CAE SimuFlite, Inc., a provider of training for the civil aviation industry, serving as Director of Finance and Controller. Mr. Howell previously spent twelve years with PricewaterhouseCoopers serving clients in the retail and financial services industries.

    Mr. Howell is an at-will employee. On August 20, 2007, the Compensation Committee of Nordstrom, Inc.'s Board of Directors granted Mr. Howell 10,000 non-qualified stock options with an exercise price equal to the closing price of the Company's common stock on the date of grant ($45.56). The options vest equally over a four year period. On the same day, Mr. Howell also received a grant of 6,000 restricted shares of Nordstrom, Inc. stock vesting equally over a three year period. Mr. Howell is also eligible for relocation assistance and is eligible to participate in the Company's benefit plans and programs generally available to other executives of the Company.
































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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ Lisa G. Iglesias
                                                -----------------------
                                                Lisa G. Iglesias
                                                Executive Vice President,
                                                General Counsel and Corporate
                                                Secretary

Dated: August 22, 2007